             AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 2, 2005


                                                                FILE NO. 2-87607
                                        INVESTMENT COMPANY ACT FILE NO. 811-3896

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

         PRE-EFFECTIVE AMENDMENT NO.                                         / /


         POST-EFFECTIVE AMENDMENT NO. 23                                     /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/


         AMENDMENT NO. 23                                                    /X/


                             ----------------------

                            FPA PERENNIAL FUND, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                    11400 WEST OLYMPIC BOULEVARD, SUITE 1200
                          LOS ANGELES, CALIFORNIA 90064
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                  (310)473-0225
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ----------------------


    J. RICHARD ATWOOD, TREASURER                           COPY TO:
      FPA PERENNIAL FUND, INC.                       ERIC A. S. RICHARDS, ESQ.
11400 WEST OLYMPIC BOULEVARD, SUITE 1200              O'MELVENY & MYERS LLP
    LOS ANGELES, CALIFORNIA 90064                     400 SOUTH HOPE STREET
(NAME AND ADDRESS OF AGENT FOR SERVICE)           LOS ANGELES, CALIFORNIA 90071


                             ----------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
     AS SOON AS PRACTICABLE AFTER REGISTRATION STATEMENT BECOMES EFFECTIVE.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

             /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

             / /  ON (DATE) PURSUANT TO PARAGRAPH (B)

             / /  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

             / /  ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

             / /  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

             / /  ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

             / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE
                 FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, $0.01 PAR VALUE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            FPA PERENNIAL FUND, INC.
                              CROSS REFERENCE SHEET

FORM N-1A                                            PROSPECTUS CAPTION
---------                                            ------------------
PART A

1.    Front and Back Cover Pages..................   Front and Back Cover Pages

2.    Risk/Return Summary.........................   Risk/Return Summary;
                                                     Investment Results

3.    Risk/Return Summary: Fee Table..............   Fees and Expenses of the Fund

4.    Investment Objectives, Principal Investment
      Strategies and Related Risks................   Investment Objective, Principal
                                                     Investment Strategies, and
                                                     Principal Risks

5.    Management's Discussion of Fund Performance.   Inapplicable

6.    Management, Organization and Capital
      Structure...................................   Management and Organization

7.    Shareholder Information.....................   Purchase, Pricing and Sale of
                                                     Shares; Dividends,
                                                     Distributions and Taxes

8.    Distribution Arrangements...................   Purchase, Pricing and Sale of
                                                     Shares

9.    Financial Highlights Information............   Financial Highlights

                                                     STATEMENT OF ADDITIONAL
PART B                                               INFORMATION CAPTION
------                                               -----------------------
10.   Cover Page and Table of Contents............   Cover Page and Table of
                                                     Contents

11.   Fund History................................   Fund Organization

12.   Description of the Fund and Its Investments
      and Risks...................................   Investment Objective,
                                                     Strategies and
                                                     Policies; Description of
                                                     Certain Securities and
                                                     Investment Techniques;
                                                     Investment Restrictions;
                                                     Portfolio Turnover

13.   Management of the Fund......................   Directors and Officers of the
                                                     Fund

14.   Control Persons and Principal
      Holders of Securities.......................   Five Percent Shareholders

15.   Investment Advisory and Other Services......   Management

16.   Brokerage Allocation and Other Practices....   Portfolio Transactions and
                                                     Brokerage

17.   Capital Stock and Other Securities..........   Capital Stock

18.   Purchase, Redemption, and Pricing of Shares.   Purchase and Redemption of
                                                     Shares

19.   Taxation of the Fund........................   Tax Sheltered Retirement Plans;
                                                     Dividends, Distributions and
                                                     Taxes

20.   Underwriters................................   Distributor

21.   Calculation of Performance Data.............   Prior Performance Information

22.   Financial Statements........................   Financial Statements

FPA PERENNIAL FUND, INC.

PROSPECTUS


FPA PERENNIAL FUND, INC. IS A MUTUAL FUND DESIGNED FOR INDIVIDUAL, PARTNERSHIP AND CORPORATE RETIREMENT PLANS. THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. CURRENT INCOME IS A SECONDARY CONSIDERATION. THE FUND USUALLY INVESTS PRINCIPALLY IN COMMON STOCKS CONSIDERED BY THE FUND'S INVESTMENT ADVISER, FIRST PACIFIC ADVISORS, INC., ON THE BASIS OF FUNDAMENTAL ANALYSIS, TO PROVIDE ATTRACTIVE VALUE RELATIVE TO THEIR MARKET PRICES.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                     MAY 2, 2005

                            FPA PERENNIAL FUND, INC.
                    11400 West Olympic Boulevard, Suite 1200
                          Los Angeles, California 90064
                                 (310) 473-0225

                                TABLE OF CONTENTS


                                                                                                           PAGE
Risk/Return Summary                                                                                          3
Investment Results                                                                                           4
Fees and Expenses of the Fund                                                                                5
Investment Objective, Principal Investment Strategies, and Principal Risks                                   6
Management and Organization                                                                                  7
Purchase, Pricing and Sale of Shares                                                                         7
Exchange of Shares and Shareholder Services                                                                 12
Dividends, Distributions and Taxes                                                                          15
Financial Highlights                                                                                        16

                               RISK/RETURN SUMMARY

     INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

     WHO MAY WANT TO INVEST IN THE FUND?

     -  Investors seeking long-term growth of capital

     - Investors willing to own shares over the course of a market cycle or longer

     -  Retirement plans and other tax-exempt entities

     PRINCIPAL INVESTMENT STRATEGIES. The Fund's investment adviser, First Pacific Advisors, Inc., purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Adviser looks for the following attributes in companies selected for investment:

     -  Industry segment leaders

     -  Consistently high returns on capital

     -  Substantial portion of earnings reinvested in business

     -  Capable management team

     -  Undervalued in relation to the stock market

     -  Temporarily out-of-favor or not closely followed by other investors

     PRINCIPAL INVESTMENTS. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in debt securities, preferred stocks and convertible securities. The Fund generally holds some assets in high quality short-term debt securities to provide liquidity. The Fund generally invests in medium and smaller capitalization issuers although it may purchase securities of larger companies. No more than 25% of the Fund's total assets will be invested in the securities of foreign issuers.

     PRINCIPAL INVESTMENT RISKS.

     -  The U.S. or foreign market goes down.

     - The market favors growth stocks over value stocks or favors companies at a different capitalization level.

     - The Fund's value-oriented investment approach could result in an emphasis on medium and smaller sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indices.

     - An adverse event, such as an unfavorable earnings report, depresses the value of a particular stock.

     - Prices of the Fund's foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or other factors that can adversely affect investments in foreign countries.

     Because of these and other risks, you could lose money by investing in the Fund.

                               INVESTMENT RESULTS


     The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 calendar years compare with those of a broad measure of market performance. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


     Here are the Fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)

[CHART]

1995       17.27
1996       20.39
1997       24.30
1998        4.80
1999       25.31
2000       10.16
2001       22.73
2002      (10.59)
2003       37.89
2004       16.25

    The Fund's highest/lowest QUARTERLY results during this time period were:

              HIGHEST                     29.16%     (Quarter ended 6/30/99)
              LOWEST                     (20.28)%    (Quarter ended 9/30/98)


     The table below shows how the Fund's average annual returns after deduction of the maximum sales charge for 1, 5 and 10 calendar years compared with those of the Russell 2500 Index and the Lipper Mid-Cap Core Fund Average.

                    For the periods ended December 31, 2004:



                                                                                  ONE YEAR   FIVE YEARS   TEN YEARS
                                                                                  --------   ----------   ---------
FUND WITH MAXIMUM SALES CHARGE OF 5.25% DEDUCTED
Before Taxes                                                                        10.15%      12.92%      15.52%
After Taxes on Distributions(1)                                                      9.95%      11.73%      12.38%
After Taxes on Distributions and Sale of Fund Shares(1)                              8.59%      10.70%      11.85%
Russell 2500*                                                                       18.29%       8.35%      13.75%
Lipper Mid-Cap Core Fund Average*                                                   15.52%       6.90%      13.79%


----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
* The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index, which has a capitalization range of $1.8 billion to $4.5 billion, is considered a measure of small to mid capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives. Funds in this Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor's SuperComposite 1500 Index.

                          FEES AND EXPENSES OF THE FUND

     THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MIGHT PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER FEES
  (fees paid directly from your investment)
   Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                          5.25%
   Maximum Deferred Sales Load (as a percentage of original sales price or
     redemption proceeds, as applicable)                                                                2.00%(1)
   Redemption Fee (as a percentage of amount redeemed)                                                  None(2)
   Exchange Fee                                                                                      $  5.00

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
   Management Fees                                                                                      0.66%
   Distribution (12b-1) Fees                                                                            None(3)
   Other Expenses (including financial services)                                                        0.31%(4)
                                                                                                     -------
   Total Fund Operating Expenses                                                                        0.97%


----------
(1) No deferred sales charge applies to a redemption if the sales charge was paid at the time of initial purchase. A deferred sales charge of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. In addition, an account management fee may be charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge. A deferred sales charge of 1% applies to redemptions within one year of purchase for certain purchases of $1,000,000 or more made without a sales load at the time of purchase on which FPA Fund Distributors, Inc. pays a dealer concession of 0.50% of the purchase price.
(2) Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.
(3) Even though the Fund does not pay fees under a distribution (12b-1) plan, the Fund may pay service fees for services that would otherwise be performed by the Fund's transfer agent. These fees may be paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These fees are included in "Other Expenses" below.
(4) The annual cost of financial services included in Other Expenses is equal to 0.10% of the average daily net assets of the Fund. This amount reimburses the Adviser for financial services provided to the Fund.

EXAMPLE


     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be the following whether or not you redeem your shares at the end of these periods:



One Year                                                                                                $    619
Three Years                                                                                             $    818
Five Years                                                                                              $  1,033
Ten Years                                                                                               $  1,652

   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

     INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Providing you current income is a secondary consideration.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund's Adviser favors investments in common stocks it believes undervalued when considering various valuation criteria. The Adviser purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Adviser also deems the following important in its stock selection process: current as well as expected future levels of profitability and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. The Adviser believes that better values and less price risk can often be found among companies with successful records that are currently out-of-favor as evidenced by factors such as relatively low price-earnings ratios. The Fund generally holds some assets in high quality short-term debt securities to provide liquidity. The Fund may also invest in fixed-income and convertible securities.

     For temporary defensive purposes, the Fund may take larger than usual positions in cash or high-quality short term debt securities (U.S. government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements). These positions could detract from the achievement of the Fund's objective.

     The Fund relies on the professional judgment of its Adviser to make decisions about the Fund's portfolio securities. The Adviser's basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations rather than short-term stock market expectations.


     PRINCIPAL RISKS. Your investment in the Fund is subject to a number of principal risks related to its principal investment strategies, including the following:


     - The Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies;

     - Fund shares could decline in value in response to certain events, such as changes in markets or economies;


     - The prices of securities held by the Fund can be affected by events specifically involving the issuers of these securities;

     - The price of debt securities held by the Fund can be affected by changing interest rates (as interest rates rise, the prices of debt securities falls), effective maturities and credit ratings;

     - Investing outside the U.S. can also involve additional risks, such as currency fluctuations, foreign government actions or political, social and economic instability; and

     - When market quotations for a security are not readily available, it is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors in accordance with the fair valuation procedures adopted by the Fund. The value determined may not accurately reflect the actual value given the lack of market quotations. Since the Fund invests primarily in common stocks of U.S. companies, the use of these fair valuation procedures is generally infrequent.

     PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.


                           MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER


     First Pacific Advisors, Inc. is the Fund's investment adviser. The Adviser, together with its predecessors, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since the Fund's inception in 1983. The Adviser manages assets of approximately $9.1 billion for six investment companies, including one closed-end investment company, and more than 40 institutional accounts. First Pacific Advisors, Inc. is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.66%. The Fund also paid the Adviser 0.10% of its average net assets as a reimbursement for financial services provided during the year. A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement is available in the Fund's SAI.


PORTFOLIO MANAGERS


     Eric S. Ende and Steven R. Geist are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ende has been the President and Director of the Fund and Senior Vice President of the Adviser for more than the past five years, and had been the sole Portfolio Manager of the Fund from 1995 to 1999. Mr. Ende also serves as Director, President and Portfolio Manager of FPA Paramount Fund, Inc.; Director, President and Chief Investment Officer of Source Capital, Inc.; and Vice President of FPA Capital Fund, Inc., FPA New Income, Inc. and FPA Crescent Fund for more than the past five years (except since 2002 for FPA Crescent Fund).

     Mr. Geist has been the Executive Vice President and Portfolio Manager of the Fund and Vice President of the Adviser for more than the past five years. Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc.; and Senior Vice President and Fixed-Income Manager of Source Capital, Inc.

     FPA Capital Fund, Inc., FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and Source Capital, Inc. are registered investment companies managed by the Adviser. The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.


                      PURCHASE, PRICING AND SALE OF SHARES

     PURCHASE AND INVESTMENT MINIMUMS. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You must use the account information form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment must be at least $100. Minimum investment requirements can be changed by the Fund or waived by FPA Fund Distributors, Inc. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street

Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if a check does not clear.


     SHARE PRICE. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day if Boston Financial Data Services, Inc. receives the order prior to its close of business at 4:00 p.m. Eastern time. It is the responsibility of your dealer to promptly transmit your order. Orders received by Boston Financial Data Services, Inc. after such time generally are priced based on the share price for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data Services, Inc. within the times specified by the Fund.


     SALES CHARGES. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren, aunts or uncles, nieces or nephews; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

                                                                                 SALES       SALES      REALLOWED
SIZE OF INVESTMENT                                                             CHARGE(1)   CHARGE(2)  TO DEALERS(2)
------------------                                                             ---------   ---------  -------------
Less than $50,000                                                                  5.54%       5.25%        5.00%
$50,000 but less than $100,000                                                     4.71%       4.50%        4.25%
$100,000 but less than $250,000                                                    3.90%       3.75%        3.50%
$250,000 but less than $500,000                                                    2.56%       2.50%        2.25%
$500,000 but less than $1,000,000                                                  1.52%       1.50%        1.50%
$1,000,000 and over                                                                0.00%(3)    0.00%(3)     0.00%(4)

----------
(1)  As a percentage of net amount invested.

(2)  As a percentage of public offering price.

(3) No sales charge is payable on investments of $1 million or more. However, a contingent deferred sales charge of 1% on the lesser of the purchase or redemption price is imposed if, within one year of purchase for investments of $1 million or more made without a sales load and on which FPA Fund Distributors, Inc. paid a dealer concession of 0.50%, a redemption (except by exchange) reduces the account to less than the original investment. Such contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc.

(4) FPA Fund Distributors, Inc. will pay a dealer concession for orders of $1 million or more equal to 0.50% of the purchase price.

REDUCING YOUR SALES CHARGE

     INVESTMENTS IN OTHER FPA FUNDS. To determine the sales charge, you can add the current value, at offering price, of all presently held shares of the FPA Funds, which are:


     -  FPA Capital Fund, Inc. (currently closed to new investors)

     -  FPA Crescent Fund (currently closed to new investors)


     -  FPA New Income, Inc.

     -  FPA Paramount Fund, Inc.

     -  FPA Perennial Fund, Inc. (this Fund)

     If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

     LETTER OF INTENT. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The account information form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a letter of intent during the period receives the sales charge for the total investment goal. IF YOU DO NOT REACH YOUR INVESTMENT GOAL, YOU MUST PAY THE DIFFERENCE BETWEEN THE SALES CHARGES APPLICABLE TO THE AMOUNT PURCHASED MINUS THOSE ACTUALLY PAID.

     PURCHASES SUBJECT TO A 2% DEFERRED SALES CHARGE. You and your spouse (and your immediate relatives) can purchase shares without a sales charge at the time of purchase, if you fall into one of the following categories and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces and nephews of a qualified investor, and the spouse of any immediate relative.

     (a) current and former directors, officers and employees of the Adviser, Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) (the Adviser and FPA Fund Distributors, Inc. are indirect wholly owned subsidiaries of Old Mutual (US) Holdings Inc.) and its affiliates;

     (b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates;

     (c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;

     (d) investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;

     (e) employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

     (f) any employee benefit plan maintained for the benefit of such qualified investors;

     (g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds; and

     (h) directors, officers and employees of the Fund's custodian or transfer agent.

     Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can also purchase without a sales charge at the time of purchase:

     (a) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

     (b) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

     (c) tax-exempt organizations enumerated in Section 501(c)(3), (9), or (13) of the Internal Revenue Code; and

     (d) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.

     If you qualify to purchase shares without a sales charge at the time of purchase, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund.


     Purchases made under this section are subject to a 2% contingent deferred sales charge if shares are redeemed within 90 days of purchase (except by exchange). The ability of the Fund to assess the contingent deferred sales charge on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the contingent deferred sales charge to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% contingent deferred sales charge is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The contingent deferred sales charge is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

SELLING (REDEEMING) YOUR SHARES


     You can sell (redeem) for cash without charge (except a contingent deferred sales charge, if applicable, as described above) any or all of your Fund shares at any time by sending a written request to Boston Financial Data Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

     In the case of an exchange of shares subject to a 2% contingent deferred sales charge within 90 days of purchase, the shares acquired by exchange are subject to a 2% contingent deferred sales charge if redeemed (except by exchange) within 90 days of the exchange. In the case of an exchange of shares subject to a 1% contingent deferred sales charge within one year of purchase, the shares acquired by exchange are subject to a 1% contingent deferred sales charge if redeemed (except by exchange) within one year of the initial purchase.

     A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds will be delayed until confirmation that the purchase check has cleared, which may take up to 15 days from the date of purchase.

     WRITTEN REQUESTS. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

     -  Over $10,000;

     - Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

     - By a shareholder that is a corporation, partnership, trust or fiduciary.


     A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.


     TELEPHONE TRANSACTIONS. You must elect the option on the account information form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete a request with a signature guarantee. Sales via telephone are not available for shares held in a Fund-sponsored retirement account or in certificate form.

     When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 that are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the redemptions are mailed. Telephone redemptions under $5,000 that are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.


     Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.


     The Fund can change or discontinue telephone redemption privileges without notice.

     REINVESTING IN THE FUND WITH PROCEEDS FROM REDEMPTION OF SHARES. If you reinvest in the Fund within 30 days, you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after Boston Financial Data Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.

     AUTOMATIC REDEMPTION (SALE) OF YOUR SHARES. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

                   EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

EXCHANGING YOUR FUND SHARES


     EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. You can exchange your shares of the Fund for shares of the other FPA Funds, namely FPA New Income, Inc. and FPA Paramount Fund, Inc. Shares of FPA Capital Fund, Inc. and of FPA Crescent Fund may only be acquired by existing shareholders of those two respective Funds. There is no sales charge except on purchases of an FPA Fund by exchange from FPA Crescent Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. There is a $5.00 service fee for each exchange.


     You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.


     EXCHANGING YOUR SHARES FOR SHARES OF A MONEY MARKET FUND. FPA Fund Distributors, Inc. has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified money market mutual fund. The $5.00 exchange fee is paid by FPA Fund Distributors, Inc. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge. However, in the case of FPA Capital Fund, Inc. and FPA Crescent Fund, you must have maintained your shareholder account in Capital and/or Crescent because their shares are currently offered only to existing shareholders of Capital and of Crescent, respectively.

     If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund.

     The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

     HOW TO EXCHANGE YOUR SHARES. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the account information form). Exchanges are subject to the following restrictions:


     - You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will not be honored;


     - Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

     - An exchange requires the purchase of shares with a value of at least $1,000; and

     - Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

     Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc. In the case of exchanges into the money market fund, dividends generally start on the following business day.

     For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

     DISCONTINUATION OF THE EXCHANGE PROGRAMS. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds or the money market fund upon 60 days' notice. If you have exchanged your shares into shares of the money market fund, you will have at least 60 days after being given notice of the end of the exchange program to reacquire Fund shares without a sales charge.

     FOR MORE INFORMATION OR FOR PROSPECTUSES FOR OTHER FPA FUNDS AND/OR THE MONEY MARKET FUND, PLEASE CONTACT A DEALER OR FPA FUND DISTRIBUTORS, INC. YOU SHOULD READ THE PROSPECTUSES OF THESE OTHER FUNDS AND CONSIDER DIFFERENCES IN OBJECTIVES AND POLICIES BEFORE MAKING ANY EXCHANGE.

OTHER SHAREHOLDER SERVICES

     INVESTMENT ACCOUNT. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the account information form available from dealers or FPA Fund

Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

     RETIREMENT PLANS. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

     You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Retirement-related tax matters are complicated; you should consult your tax adviser. FPA Fund Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

     SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the account information form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the account information form. Dividends and capital gains distributions are automatically reinvested in the Fund at net asset value. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. PLEASE NOTE THAT CONCURRENT WITHDRAWALS AND PURCHASES ARE ORDINARILY NOT IN YOUR BEST INTEREST BECAUSE OF ADDITIONAL SALES CHARGES, AND YOU WILL RECOGNIZE ANY TAXABLE GAINS OR LOSSES ON THE AUTOMATIC WITHDRAWALS.

EXCESSIVE TRADING


     EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund is sold with a front-end sales charge has historically served as a deterrent to frequent trading. For qualifying purchases at net asset value the Fund has imposed a 2% contingent deferred sales charge on shares held less than 90 days except for those shareholders to whom the charge does not apply. The preceding section titled "Purchases Subject to a 2% Deferred Sales Charge" provides a complete description of how this deferred sales charge is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled "How to Exchange Your Shares"). Irrespective of these front-end sales charges, deferred sales charges and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the account information form to request a cash payment.

TAX CONSEQUENCES

     Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends and distributions are taxed at ordinary rates, while capital gains distributions may be taxed at a different rate. Furthermore, capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

     Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment.

     You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the account information form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                              FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for the years ended December 31, 2004, 2003 and 2002 have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for each of the two years in the period ended December 31, 2001 has been audited by other auditors.



                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                   2004         2003         2002         2001         2000
                                                ----------   ----------   ----------   ----------   ----------
Per share operating performance:
Net asset value at beginning of year            $    27.05   $    20.41   $    23.15   $    20.59   $    20.45
                                                ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income (loss)                 $    (0.02)  $    (0.06)  $    (0.04)  $    (0.02)          --*
   Net realized and unrealized gain
     (loss) on investment securities                  4.41         7.77        (2.39)        4.65   $     1.95
                                                ----------   ----------   ----------   ----------   ----------
Total from investment operations                $     4.39   $     7.71   $    (2.43)  $     4.63   $     1.95
                                                ----------   ----------   ----------   ----------   ----------
Less distributions from net realized
   capital gains                                $    (0.30)  $    (1.07)  $    (0.31)  $    (2.07)  $    (1.81)
                                                ----------   ----------   ----------   ----------   ----------
Net asset value at end of year                  $    31.14   $    27.05   $    20.41   $    23.15   $    20.59
                                                ==========   ==========   ==========   ==========   ==========
Total investment return**                            16.25%       37.89%      (10.59)%      22.73%       10.16%

Ratios/supplemental data:
Net assets at end of year (in 000's)            $  266,097   $  168,880   $   91,779   $   51,975   $   40,170
Ratio of expenses to average
   net assets                                         0.97%        1.05%        1.15%        1.24%        1.24%
Ratio of net investment income (loss)
   to average net assets                             (0.07)%      (0.36)%      (0.25)%      (0.11)%       0.02%
Portfolio turnover rate                                 16%          23%           6%          25%          16%


----------

*    Rounds to less than $0.01 per share.
** Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

FOR SHAREHOLDER SERVICES CONTACT    FOR RETIREMENT PLAN SERVICES    FOR DEALER SERVICES CONTACT
BOSTON FINANCIAL DATA               CALL YOUR EMPLOYER OR PLAN      FPA FUND DISTRIBUTORS, INC.
SERVICES, INC.                      ADMINISTRATOR                   11400 West Olympic
P.O. Box 8115                                                       Boulevard
Boston, MA 02266-8115               FOR 24-HOUR INFORMATION GO TO   Suite 1200
(617) 483-5000 or                   FPA FUND DISTRIBUTORS, INC.     Los Angeles, CA 90064
(800) 638-3060 except Alaska        INTERNET WEB SITE               (310) 473-0225 or
Hawaii, Massachusetts and           http://www.fpafunds.com         (800) 982-4372 except
Puerto Rico                                                         Alaska, Hawaii and
                                                                    Puerto Rico

     Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

INVESTMENT ADVISER                                                  CUSTODIAN AND TRANSFER
FIRST PACIFIC ADVISORS, INC.                                        AGENT
11400 West Olympic Boulevard                                        STATE STREET BANK AND
Suite 1200                                                          TRUST COMPANY
Los Angeles, CA 90064                                               225 Franklin Street
                                                                    Boston, MA 02110

     Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to Boston Financial Data Services, Inc. Inquiries concerning sales should be directed to FPA Fund Distributors, Inc.

MULTIPLE TRANSLATIONS

     This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


     Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Quarterly schedules of portfolio holdings of the Fund on Form N-Q are available without charge, upon request, by calling FPA Fund Distributors, Inc. and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.


     A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     FOR MORE INFORMATION OR TO REQUEST A FREE COPY OF ANY OF THE DOCUMENTS ABOVE CONTACT FPA FUND DISTRIBUTORS, INC. AT 11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064, OR (800) 982-4372, EXCEPT FROM ALASKA, HAWAII AND PUERTO RICO (WHERE YOU MAY CALL COLLECT (310) 473-0225), OR GO TO http://www.fpafunds.com.


Investment Company Act No. 811-3896

43535

[FPA FUND DISTRIBUTORS, INC. LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CA 90064

www.fpafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 2, 2005
                            FPA PERENNIAL FUND, INC.



This Statement of Additional Information supplements the current Prospectus of FPA Perennial Fund, Inc. ("Fund") dated May 2, 2005. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus can be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except from Alaska, Hawaii and Puerto Rico; web site www.fpafunds.com.


                              TABLE OF CONTENTS


                                                                           Page
                                                                           ----
Investment Objective, Strategies and Policies                                 1
Description of Certain Securities and Investment Techniques                   1
         Equity Securities                                                    1
         Fixed-Income Securities                                              1
         Lower Rated Debt Securities                                          2
         Risk Factors Relating to Lower Rated Securities                      3
         Securities of Foreign Issuers                                        3
         Foreign Currency Transactions                                        4
         Covered Call Options                                                 4
         Short Sales Against the Box                                          5
         Repurchase Agreements                                                5
         Leverage                                                             5
Investment Restrictions                                                       6
         Additional Restrictions                                              7
Fund Organization and Board of Directors                                      8
Directors and Officers of the Fund                                            8
         Fund Shares Owned by Directors as of March 31, 2005                 11
         Director Compensation Paid During the Fiscal Year
           Ended December 31, 2004                                           11
         Committees of the Board of Directors                                12
Five Percent Shareholders                                                    13
Management                                                                   13
         Investment Adviser                                                  13
         Investment Advisory Agreement                                       14
         Other Accounts Managed by Portfolio Managers                        15
         Compensation                                                        15
         Ownership of Securities                                             15
         Principal Underwriter                                               15
Portfolio Transactions and Brokerage                                         15
Portfolio Holding Disclosure                                                 16
Portfolio Turnover                                                           16
Capital Stock                                                                17
         Common Stock                                                        17
         Voting Rights                                                       17
Purchase and Redemption of Shares                                            17
         Net Asset Value                                                     17
         Sales Charges                                                       17
         Authorized Financial Intermediaries                                 17
         Sales at Net Asset Value                                            18


                                       -i-

         Letter of Intent                                                    18
         FPA Exchange Privilege                                              18
         Redemption of Shares                                                19
         Telephone Redemption                                                19
         2% Contingent Deferred Sales Charges                                20
         Excessive Trading                                                   20
Tax Sheltered Retirement Plans                                               20
Dividends, Distributions and Taxes                                           21
Distributor                                                                  22
Prior Performance Information                                                22
Financial Statements                                                         24

                  INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Perennial Fund, Inc.'s (the "Fund") total assets unless otherwise noted. This summary is not intended to reflect all of the Fund's investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES
-        The Fund's primary investment objective is long-term growth of capital.
         Providing you current income is a secondary consideration. The Fund's investment adviser, First Pacific Advisors, Inc., purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in debt securities, preferred stocks and convertible securities.
- Investments in the Fund are not limited by a specific industry, and substantially all common stocks purchased by the Fund will be listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or National List.

FIXED-INCOME SECURITIES

- Up to 15% of the Fund's total assets can be invested in fixed-income securities, including convertible securities, that are rated BB or lower, by Standard & Poor's Corporation or Ba or lower by Moody's Investor Services, Inc.

NON-U.S. SECURITIES

- The Fund can invest up to 25% of its total assets in securities of foreign issuers, provided no more than 10% be invested in such securities not represented by American Depositary Receipts ("ADRs") listed on the New York Stock Exchange ("NYSE") or American Stock Exchange.

           DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES -- The Fund will invest primarily in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

FIXED-INCOME SECURITIES -- The Fund can invest in fixed-income securities. Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates and can also be affected by the financial conditions of the issuers. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

LOWER RATED DEBT SECURITIES -- The Fund can invest up to 15% of its total assets in fixed-income securities, including convertible securities, which are rated BB or lower, by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), which ratings are considered by the rating agencies to be speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB/Ba or lower are commonly referred to as "junk bonds."

To the extent the Fund acquires convertible securities or other debt securities that are rated lower than investment grade or are not rated, there is a greater risk that payment of principal and interest will not be made on a timely basis or at all. Because investment in lower rated or unrated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher rated securities. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher rated securities.

Prices of lower rated securities may decline rapidly if many holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make it harder to sell them. The lower rated bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The lower rated securities in which the Fund can invest include debt securities of companies that are financially troubled, in default or in bankruptcy or reorganization ("Deep Discount Securities"). These securities could be rated C, C1 or D by S&P or C by Moody's or may be unrated. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company's financial condition. These factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities could increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt-holders, the Deep Discount Securities could stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.


As of December 31, 2004, none of the Fund's total assets were invested in convertible securities and 19.8% of the Fund's total assets were invested in high-grade, short-term securities.

RISK FACTORS RELATING TO LOWER RATED SECURITIES

1. SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

2. LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund's Board of Directors' ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

3. LEGISLATION. New laws and proposed new laws could have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

4. TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

5. CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund's portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

SECURITIES OF FOREIGN ISSUERS -- The Fund can invest up to 25% of its total assets in securities of foreign issuers, provided no more than 10% be invested in such securities not represented by ADRs listed on the NYSE or American Stock Exchange. Investments in securities of foreign issuers can be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there might be less publicly available information about foreign companies, which generally are subject to less stringent and uniform accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies might be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlement of transactions in some foreign markets can be delayed or can be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Investments in foreign securities can be affected by local political or economic instability, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or similar governmental action affecting foreign investments. In the event of a default on any foreign debt obligation, it could be more difficult for the Fund to obtain or enforce a judgment against the issuer.

The Fund can purchase foreign securities in the form of ADRs or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund can invest in ADRs through both sponsored and unsponsored arrangements.

FOREIGN CURRENCY TRANSACTIONS -- The value of any of the Fund's portfolio securities that are traded in foreign markets can be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund, in purchasing or selling securities in foreign markets, will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.

COVERED CALL OPTIONS -- In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 10% of its total assets. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

SHORT SALES AGAINST THE BOX -- The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

The Fund did not effect any short sales in the last fiscal year.

REPURCHASE AGREEMENTS -- The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("1940 Act"). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its net assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

LEVERAGE -- The Fund can borrow from banks to raise additional funds for investment. Such borrowings may be made periodically when it is expected that the potential return, including capital appreciation and/or income, from the investment of these funds will exceed the cost. Any return from investment of the borrowed funds in excess of the interest cost will cause the net asset value of Fund shares to rise faster than would otherwise be the case. Conversely, if the return on the investment of the borrowed funds fails to cover the interest cost, the net asset value will decrease faster than normal. This speculative factor is known as leverage. This policy permitting bank borrowing cannot be changed without the approval of the holders of a majority (as defined under "Investment Restrictions") of the Fund's outstanding voting securities. The Fund may collateralize any bank borrowing by depositing portfolio securities with, or segregating such securities for, the account of the lending bank. See "Investment Restrictions."

Under the 1940 Act, the Fund must have an asset coverage of at least 300% of the amount borrowed, immediately after the borrowing. Asset coverage means the ratio of total assets (including the proceeds of borrowings) less liabilities other than borrowings, to borrowings. If the Fund's asset coverage falls below this requirement because of market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three days (including Sundays or holidays). To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing is also limited by the applicable Federal Reserve Board's margin limitations.

The Fund has not borrowed since its inception and has no present intention to do so during the coming year.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1. Purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in the securities of any one issuer, excepting securities issued or guaranteed by the U.S. Government, or purchase more than 10% of any class of securities of any one issuer.

2. Concentrate its investment in particular industries by investing more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry.

3. Purchase securities of other registered investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

4. Purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

5. Engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may write covered call options and effect closing transactions to the extent described in "Covered Call Options" and the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

6. Make loans, except that the Fund may invest in repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities held by the Fund, exceeds 10% of the value of its net assets. See "Repurchase Agreements." The purchase of publicly distributed debt securities will not constitute the making of loans.

7. Participate on a joint or a joint and several basis in any trading account in securities.

8. Purchase securities for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

9. Underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

10.  Purchase or sell commodities or commodity contracts.

11. Purchase from, or sell to, any officers, directors or employees of the Fund or its investment adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund's capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

12. Issue any senior securities except that the Fund may borrow from banks to the extent permitted by the 1940 Act (see "Leverage" above).

ADDITIONAL RESTRICTIONS. The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities. The Fund will not:

1. Invest more than 5% of its total assets in warrants valued at the lower of cost or market, nor more than 2% of its total assets in warrants (valued on such basis) which are not listed on the NYSE or the American Stock Exchange. Warrants acquired in units or attached to other securities are not subject to the foregoing limitations.

2. Purchase interests in oil, gas or other mineral leases, except that it may acquire securities of public companies which are engaged in such activities, or invest in arbitrage transactions.

3. Purchase securities of other investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or except as part of a merger, consolidation or other acquisition.

4. Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

5. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, or in equity securities for which market quotations are not readily available.

6. Pledge, mortgage or hypothecate portfolio securities or other assets to the extent that the percentage of such encumbered assets plus the sales charge exceed 15% of the offering price of Fund shares.

                 FUND ORGANIZATION AND BOARD OF DIRECTORS

The Fund was organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1983. Although the Board of Directors has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund's Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund's business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


                      DIRECTORS AND OFFICERS OF THE FUND

All Directors and officers of the Fund are also Directors and/or officers of one or more of five other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation). These investment companies are FPA Capital Fund, Inc., FPA Funds Trust's FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and Source Capital, Inc. (collectively, the "FPA Funds").


Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Director's term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

                          FUND DIRECTORS AND OFFICERS
                                   DIRECTORS


                                                                                                NUMBER OF
                                         YEAR FIRST                                              FPA FUND          OTHER
                             POSITION    ELECTED AS                                              BOARDS ON      DIRECTORSHIPS
                               WITH      DIRECTOR OF         PRINCIPAL OCCUPATION(S)           WHICH DIRECTOR      HELD BY
  NAME, ADDRESS* AND AGE       FUND       THE FUND            DURING PAST 5 YEARS                 SERVES          DIRECTOR
--------------------------   ----------  -----------  --------------------------------------  ---------------  --------------
"NON-INTERESTED" DIRECTORS

Willard H. Altman, Jr., 69   Director      1998        Former Partner of Ernst & Young               6               -0-
                                                       LLP, a public accounting firm.
                                                       Director/Trustee of Source Capital
                                                       Inc., of FPA Capital Fund, Inc. and
                                                       of FPA New Income, Inc. for more than
                                                       the past five years, and of FPA
                                                       Paramount Fund, Inc. (since January
                                                       2002) and of FPA Funds Trust (since
                                                       August 2002). Vice President of
                                                       Evangelical Council for Financial
                                                       Accountability, an accreditation
                                                       organization for Christian non-profit
                                                       entities, from 1995 to 2002.

Leonard Mautner, 87          Director      1983        President, Leonard Mautner                    2               -0-
                                                       Associates (management
                                                       consultants); General Partner,
                                                       Goodman & Mautner LTD. (venture
                                                       capital partnership); and
                                                       President, Goodman & Mautner,
                                                       Inc. (investment manager) from
                                                       1969 to 1979. Director of FPA
                                                       Paramount Fund, Inc. for more
                                                       than the past five years.

A. Robert Pisano, 62         Director   April 2005     Former National Executive Director            4                5
                                                       and Chief Executive Officer of The
                                                       Screen Actors Guild (2001 to April 2005).
                                                       Director/Trustee of FPA Capital Fund,
                                                       Inc. (since July 2002), of FPA New
                                                       Income, Inc. (since July 2002),
                                                       of FPA Funds Trust (since August 2002),
                                                       of State Net, of Netflix, Inc., of
                                                       Resources Global Professionals,
                                                       and of The Motion Picture and Television
                                                       Fund.

Lawrence J. Sheehan, 72      Director      1991        Retired. Formerly Partner (1969 to 1994)      5               -0-
                                                       and of counsel employee (1994 to 2002)
                                                       of the law firm of O'Melveny & Myers LLP,
                                                       legal counsel to the Fund.
                                                       Director/Trustee of Source Capital, Inc.,
                                                       of FPA New Income, Inc. and of FPA Capital
                                                       Fund, Inc. for more than the
                                                       past five years, and of FPA Funds
                                                       Trust (since August 2002).


                                                                                                NUMBER OF
                                         YEAR FIRST                                              FPA FUND          OTHER
                             POSITION    ELECTED AS                                              BOARDS ON      DIRECTORSHIPS
                               WITH      DIRECTOR OF         PRINCIPAL OCCUPATION(S)           WHICH DIRECTOR      HELD BY
  NAME, ADDRESS* AND AGE       FUND       THE FUND            DURING PAST 5 YEARS                 SERVES          DIRECTOR
--------------------------   ----------  -----------  --------------------------------------  ---------------  --------------
"INTERESTED" DIRECTORS**

Eric S. Ende, 60             Director,    2000         Senior Vice President of First                3               -0-
                             President &               Pacific Advisors, Inc. for more
                             Portfolio                 than the past five years; Director,
                             Manager                   President and Portfolio
                                                       Manager of FPA Paramount Fund, Inc.
                                                       for more than the past five years;
                                                       Director, President and Chief
                                                       Investment Officer for more
                                                       than the past five years of Source
                                                       Capital, Inc.; and Vice President of
                                                       FPA Capital Fund, Inc. and of FPA
                                                       New Income, Inc. for more than
                                                       the past five years, and of FPA Funds
                                                       Trust (since September 2002).


 * The address for each Director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

** "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

FUND SHARES OWNED BY DIRECTORS AS OF MARCH 31, 2005



                                                                    AGGREGATE DOLLAR RANGES OF
                                           DOLLAR RANGE OF FUND       SHARES OWNED IN ALL FPA
              NAME                             SHARES OWNED         FUNDS OVERSEEN BY DIRECTOR
--------------------------------------     --------------------     --------------------------
"NON-INTERESTED" DIRECTORS

Willard H. Altman, Jr.                    $50,001 - $100,000             Over $100,000

John P. Endicott *                            Over $100,000              Over $100,000

Leonard Mautner                               Over $100,000              Over $100,000

A. Robert Pisano **                       $10,001 - $50,000              Over $100,000

Lawrence J. Sheehan                               None                   Over $100,000

"INTERESTED" DIRECTORS

Eric S. Ende                                  Over $100,000              Over $100,000



*  Retired March 31, 2005
** Elected April 1, 2005



As of March 31, 2005 the officers and Directors of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004

No compensation is paid by the Fund to any officer or Director who is a director, officer or employee of the Adviser or its affiliates. The Fund pays annual fees of $3,000 to Directors who are not affiliated with the Adviser, plus $500 for Board of Directors or Committee meetings attended. During the last fiscal year, the Directors then in office received as a group $19,000 in Directors' fees.


No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Adviser.


                                           AGGREGATE COMPENSATION       TOTAL COMPENSATION
               NAME                            FROM THE FUND            FROM ALL FPA FUNDS
--------------------------------------     ----------------------     ----------------------
"NON-INTERESTED" DIRECTORS

Willard H. Altman, Jr.                             $5,000                      $67,000(1)

John P. Endicott *                                 $4,500                       $4,500

Leonard Mautner                                    $4,500                      $12,500(2)

A. Robert Pisano **                                 $-0-                       $27,000(3)

Lawrence J. Sheehan                                $5,000                      $58,000(4)

"INTERESTED" DIRECTORS

Eric S. Ende                                        $-0-                         $-0-



*  Retired March 31, 2005
** Elected April 1, 2005
(1) Includes compensation from the Fund, four open-end investment companies and one closed-end investment company.
(2) Includes compensation from the Fund and one open-end investment company.
(3) Includes compensation from three open-end investment companies.
(4) Includes compensation from the Fund, three open-end investment companies and one closed-end investment company.

                                    OFFICERS


                                                  YEAR FIRST
                                                  ELECTED AN
                                POSITION WITH     OFFICER OF
   NAME, ADDRESS* AND AGE           FUND           THE FUND           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------   -----------------   -----------   --------------------------------------------------------------
Steven R. Geist, 51           Executive Vice         1996       Vice President of First Pacific Advisors, Inc. for more
                              President                         than the past five years; Senior Vice President and Fixed-
                              & Portfolio                       Income Manager of Source Capital, Inc. for more than the
                              Manager                           past five years; and Executive Vice President and Portfolio
                                                                Manager of FPA Paramount Fund, Inc. for more than the past five years.

J. Richard Atwood, 44         Treasurer              1997       Director, Principal and Chief Operating Officer
                                                                of First Pacific Advisors, Inc. for more than the past five years; Director, President, Chief Executive Officer, Chief
                                                                Financial Officer and Treasurer for more than the past five years, and Chief Compliance Officer (since August 2004) of FPA
                                                                Fund Distributors, Inc.; and Treasurer for more than the past five years of each FPA Fund (except FPA Funds Trust since
                                                                September 2002).

Sherry Sasaki, 50             Secretary              1983       Assistant Vice President and Secretary for more than the
                                                                past five years of First Pacific Advisors, Inc.; and
                                                                Secretary  of each FPA Fund and of FPA Fund
                                                                Distributors, Inc. for more than the past five years
                                                                (except FPA Funds Trust since September 2002).

Christopher H. Thomas, 48     Chief Compliance       1995       Vice President and Controller for more than the past five years
                              Officer & Assistant               and Chief Compliance Officer (since August 2004) of First
                              Treasurer                         Pacific Advisors, Inc.; Director, Vice President and
                                                                Controller for more than the past five years of FPA Fund
                                                                Distributors, Inc.; Assistant Treasurer of each FPA Fund for more than the past five years (except FPA Funds Trust since
                                                                September 2002); and Chief Compliance Officer of each FPA Fund
                                                                (since August 2004).

* The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

COMMITTEES OF THE BOARD OF DIRECTORS. The Fund has an Audit Committee comprised of Willard H. Altman, Jr., John P. Endicott (retired March 31,
2005) and Leonard Mautner, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year.

The Fund has a Nominating Committee consisting of Willard H. Altman, Jr., John P. Endicott (retired March 31, 2005) and Leonard Mautner, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board's composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders' suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, in care of the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as directors. The Nominating Committee met four times during the last fiscal year.

The Fund has a Valuation Committee consisting of Willard H. Altman, Jr., John
P. Endicott (retired March 31, 2005) and Leonard Mautner, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee reviews the status, history and prospects for Fund investments with particular reference to investment policies and guidelines and recommends any appropriate changes to the full Board of Directors. The Valuation Committee did not meet during the last fiscal year.

                            FIVE PERCENT SHAREHOLDERS

As of March 31, 2005, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Merrill
Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive, East Floor 2, Jacksonville, Florida 32246-6484, which held approximately 873,429 shares (8.28%); and Fidelity Investments Institutional Operations Company, Inc., 100 Magellan Way, Covington, Kentucky 41015-1999, which held approximately 1,288,651 shares (12.22%). The foregoing investment advisory firms and/or broker-dealers advise that the shares are held for the benefit of their customers.

                                   MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, Inc., together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since its inception. Presently, the investment adviser manages assets of approximately $9.1 billion for six investment companies, including one closed-end investment company, and more than 40 institutional accounts. Currently, the personnel of First Pacific Advisors, Inc. consists of nine persons engaged full time in portfolio management or investment research in addition to 27 persons engaged full time Adviser and in trading, administrative, financial or clerical activities. The Fund, the the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund. On a quarterly basis all employees must provide a report on all applicable transactions in any security in which they have or acquire direct or indirect ownership. This reporting requirement also applies to securities issued by the Government of the United States or state/local municipalities, and shares of registered open-end investment companies. This requirement does not apply to 401k investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers' acceptances, bank certificates of deposit, or commercial paper.

First Pacific Advisors, Inc. is an indirect subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) ("OMH"). OMH is a holding company principally engaged, through affiliated firms, in providing institutional investment management. In September, 2000, OMH was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. On October 23, 2000, shareholders of the Fund approved a new investment advisory agreement between the

Adviser and the Fund, identical to the prior agreement in all respects except for its effective and termination dates. Old Mutual plc is listed on the London Stock Exchange. No person is known by Old Mutual plc to own or hold with power to vote 25% or more of its outstanding shares of common stock.

The Fund has implemented Proxy Voting Policies and Procedures ("Policies") that delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures ("Adviser's Proxy Policies") which underscores the Adviser's intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Certain of the Adviser's proxy voting guidelines are summarized below:

- The Adviser votes for uncontested director nominees recommended by management.

- The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

- The Adviser votes against a management proposal to eliminate or limit shareholders' rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser's proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund's interests, the Adviser will resolve the conflict as follows:

- To the extent the matter is specifically covered by the Adviser's proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

- To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board's consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board's consent or the independent third party's determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund has filed Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30, 2004. Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC's web site at www.sec.gov.

INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an
Investment Advisory Agreement dated October 23, 2000 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of Directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders' and directors' meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund's financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services are reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to April 30, 2006, has been approved by the Board of Directors and a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities on 60 days' written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement, those Fund Directors who were not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors noted the Fund's superior long-term investment results and the quality and depth of experience of the Adviser and its investment and administrative personnel. The Directors also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated as described under "Portfolio Transactions and Brokerage." Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

For the fiscal years ended December 31, 2002, 2003 and 2004, the Adviser received gross advisory fees of $506,462, $754,011, and $1,391,135 respectively, plus $70,225, $108,309, and $206,329, respectively for costs incurred in providing financial services to the Fund.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. The Portfolio Managers, Eric S. Ende and Steven R. Geist, are also responsible for the day-to-day management of one open-end investment company, one closed-end investment company, and six other accounts, with total aggregate assets of $926 million at March 31, 2005. In addition, Mr. Geist assists in the management of a small portion of another open-end investment company and nine other accounts with total aggregate assets of $2.6 billion at March 31, 2005. None of these accounts have an advisory fee based on the performance of the account.

The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the Fund and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

COMPENSATION. Compensation of the Adviser's Portfolio Managers includes a fixed salary plus a bonus. The bonus is primarily based on the revenues received on the assets under management, including the Fund's assets, and partly based on the overall profitability of the Adviser. The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

OWNERSHIP OF SECURITIES. The dollar value of shares of the Fund owned at March 31, 2005 by Mr. Ende was over $100,000 and by Mr. Geist was between $50,001 and $100,000.

PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (the "Distributor"), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated September 25, 2000 (the "Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Adviser. Please see "Distributor" for more information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless the Adviser believes better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers each firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference can be given to broker-dealers providing research services to the Fund or the Adviser. Subject to seeking best execution, the Adviser can also consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions for the Fund. Any solicitation fees the Adviser receives in connection with acceptance of an exchange or tender offer of the Fund's portfolio securities are applied to reduce the advisory fees.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser's receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund's portfolio. In the Adviser's opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 2002, 2003 and 2004, totaled $61,548, $78,969, $169,942, respectively. During the last fiscal year, $166,174 of commissions were paid on transactions having a total value of $101,785,074 to brokers selected because of research services provided to the Adviser.

                        PORTFOLIO HOLDINGS DISCLOSURE

PUBLICLY AVAILABLE PORTFOLIO HOLDINGS. The Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the Securities and Exchange Commission ("SEC") in a publicly available filing; or
(2) the day next following the day such information is posted on the www.fpafunds.com website. The Fund's publicly available portfolio holdings, which may be provided to third parties without prior approval, are: complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR; complete portfolio holdings disclosed in the Fund's first and third quarter reports and filed with the SEC on Form N-Q; portfolio statistics, top holdings and sectors disclosed in the Fund's monthly and quarterly profiles and posted on the FPA Funds' website approximately 15 days after month-end; and attribution reports containing only sector and/or industry breakdown for the Fund.

NON-PUBLIC PORTFOLIO HOLDINGS. Disclosure of the Fund's non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. The Fund has policies and procedures in place that allow the disclosure of non-public portfolio holdings for legitimate business purposes subject to certain conditions. Pursuant to these policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund's legitimate business purposes with respect to: (1) certain service providers;
(2) rating and ranking organizations; and (3) certain other recipients.

RATING AND RANKING ORGANIZATIONS. The Fund's non-public portfolio holdings may be provided to a rating and ranking organization (E.G., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used for the purposes of developing a rating or ranking and not for trading the Fund.

SERVICE PROVIDERS. A service provider or other third party that receives information about the Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (E.G., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and not for trading the Fund.

The Chief Compliance Officer of the Fund reports all arrangements to disclose portfolio holdings information to the Board on an annual basis. If the Board determines that disclosure is inappropriate the Fund will promptly terminate the disclosure arrangement. Any material changes to these procedures will be approved by the Board.


                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                  CAPITAL STOCK

COMMON STOCK. Each share of the Fund participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 25 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

                        PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. Net asset value is computed as of the close of the NYSE on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all of the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such computation is made by (a) valuing securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price, (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith by the Fund's Board of Directors.

SALES CHARGES. The maximum sales charge is 5.25% of the offering price, but lower sales charges apply for larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 95% to 100%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers. At such times dealers could be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker's authorized designee, accepts the order. Customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker's authorized designee; provided that the order is sent to the Fund within the time specified by the Fund. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund's transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent ("LOI") covering investments to be made within a period of 13 months ("Period") from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided the amount is not less than $50,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested, as directed by the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under "Exchanging Your Fund Shares" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing " a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares - Net Asset Value." The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays;
(b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account ("Designated Bank") to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

2% CONTINGENT DEFERRED SALES CHARGES. No deferred sales charge applies to a redemption if a sales charge was paid at the time of initial purchase. A contingent deferred sales charge of 2% is imposed on redemptions (except by exchange) made within 90 days by certain persons eligible to purchase shares without an initial sales charge. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The ability of the Fund to assess the contingent deferred sales charge on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the contingent deferred sales charge to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% contingent deferred sales charge is imposed in order to discourage market timing by the shareholders initiating redemptions to take advantage of short-term market movements. A contingent deferred sales charge of 1% applies to redemptions made within one year of purchase for certain purchases of $1,000,000 or more made without a sales charge at the time of purchase as described in the Prospectus.

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund is sold with a front-end sales charge has historically served as a deterrent to frequent trading. For qualifying purchases at net asset value the Fund has imposed a 2% contingent deferred sales charge on shares held less than 90 days except for those shareholders to whom the charge does not apply. See the Prospectus section titled "Purchases Subject to a 2% Deferred Sales Charge" for a complete description of how this deferred sales charge is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see the Prospectus section titled "How to Exchange Your Shares"). Irrespective of these deferred sales charges and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund.

                         TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-deferred until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"), at 28%. Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                   DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The offering of Fund shares is a continuous offering. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From the commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of preparing, printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees), the cost of preparing the prospectus (including typesetting and printing copies required for regulatory filings by the Fund) and related legal and audit expenses.

The Distribution Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (b) by a majority of the Fund's Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 25, 2005 has been approved by the Board of Directors and a majority of the Fund's Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days' written notice.

The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares. The Distributor is a subsidiary of the Adviser.


During the fiscal years ended December 31, 2002, 2003 and 2004, total underwriting commissions on the sale of Fund shares were $1,069,965, $1,165,566, and $2,180,928, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $54,767, $59,069, and $114,779, respectively.

                          PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the Fund's performance to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations before taxes, after taxes on distributions and after taxes on distributions and sale of Fund shares, calculated according to the following formulas:

      Total Return Before Taxes

      P(1 + T)TO THE POWER OF n = ERV

      Where: P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years (1, 5 or 10)

                           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

      Average Annual Total Return After Taxes on Distributions

      P(1 + T)TO THE POWER OF n = ATV(D)

       Where:              P = a hypothetical initial payment of $1,000
                           T = average annual total return (after taxes on distributions) n = number of years (1, 5 or 10)

                           ATV(D) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

      Average Annual Total Return After Taxes on Distributions and Redemption

      P(1 + T)TO THE POWER OF n = ATV(DR)

      Where:               P = a hypothetical initial payment of $1,000
                           T = average annual total return (after taxes on distributions) n = number of years (1, 5 or 10)

                           ATV(DR) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions and redemption.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment, and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Russell 2500 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.

The Fund's average annual total return before taxes (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended December 31, 2004, was 10.15%, 12.92% and 15.52%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 16.25%, 14.15% and 16.14%, respectively.

The Fund's average annual total return after taxes on distributions (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended December 31, 2004, was 9.95%, 11.73% and 12.38%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 16.05%, 12.94% and 12.99%, respectively.

The Fund's average annual total return after taxes on distributions and redemption (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended December 31, 2004, was 8.59%, 10.70% and 11.85% respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 13.77%, 11.79% and 12.43% respectively.

These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks associated with the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions. The past 1, 5 and 10-year periods have been ones of generally rising common stock prices subject to short-term fluctuations.

In addition to any other permissible information, the Fund may include the following types of information in advertisements or reports to shareholders:
1) discussions of general economic or financial principles; 2) discussions of general economic trends; 3) presentations of statistical data to supplement these discussions; 4) descriptions of past or anticipated portfolio holdings for the Fund; 5) descriptions of investment strategies for the Fund; 6) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and 7) discussions of Fund rankings or ratings by recognized rating organizations. The Fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks, the Standard and Poor's 500 Composite Stock Index and the Russell 2500 Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The Fund may refer to results and surveys compiled by organizations such as CDA/Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the Fund may refer to results published in major, nationally distributed newspapers and periodicals.

                                PORTFOLIO SUMMARY
                                December 31, 2004

               COMMON STOCKS                                       79.8%
               Producer Durable Goods                    12.6%
               Health Care                               12.2%
               Business Services & Supplies              11.7%
               Energy                                    11.2%
               Technology                                10.1%
               Retailing                                  9.6%
               Financial                                  8.0%
               Materials                                  3.4%
               Transportation                             1.0%
               SHORT-TERM CORPORATE NOTES                          19.8%
               OTHER ASSETS AND LIABILITIES, NET                    0.4%
                                                                  -----
               TOTAL NET ASSETS                                   100.0%
                                                                  =====

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2004



                                                                       SHARES             VALUE
                                                                   ---------------   ---------------
COMMON STOCKS

PRODUCER DURABLE GOODS -- 12.6%
Crane Co.                                                                  225,000   $     6,489,000
Diebold, Incorporated                                                       25,500         1,421,115
Graco Inc.                                                                 150,000         5,602,500
HNI Corporation                                                            120,000         5,166,000
IDEX Corporation                                                           105,000         4,252,500
Oshkosh Truck Corporation                                                   80,000         5,470,400
Zebra Technologies Corporation (Class A)*                                   92,250         5,191,830
                                                                                     ---------------
                                                                                     $    33,593,345
                                                                                     ---------------
HEALTH CARE -- 12.2%
Bio-Rad Laboratories, Inc.*                                                113,300   $     6,500,021
Health Management Associates, Inc.                                         300,000         6,816,000
Lincare Holdings Inc.*                                                     240,000        10,236,000
Renal Care Group, Inc.*                                                    246,200         8,860,738
                                                                                     ---------------
                                                                                     $    32,412,759
                                                                                     ---------------
BUSINESS SERVICES & SUPPLIES -- 11.7%
Charles River Laboratories International, Inc.*                            165,000   $     7,591,650
Invitrogen Corporation*                                                     82,500         5,538,225
Landauer, Inc.                                                              10,000           457,000
Manpower Inc.                                                               90,000         4,347,000
Office Depot, Inc.*                                                        275,000         4,774,000
ScanSource, Inc.*                                                          137,500         8,547,000
                                                                                     ---------------
                                                                                     $    31,254,875
                                                                                     ---------------
ENERGY -- 11.2%
Cal Dive International, Inc.*                                              287,500   $    11,715,625
Noble Corporation*                                                         230,000        11,440,200
Tidewater Inc.                                                             185,000         6,587,850
                                                                                     ---------------
                                                                                     $    29,743,675
                                                                                     ---------------
TECHNOLOGY -- 10.1%
Cognex Corporation                                                         337,500   $     9,416,250
Plantronics, Inc.                                                          189,800         7,871,006
SanDisk Corporation*                                                       385,000         9,613,450
                                                                                     ---------------
                                                                                     $    26,900,706
                                                                                     ---------------

                                                                      SHARES OR
                                                                      PRINCIPAL
                                                                       AMOUNT             VALUE
                                                                   ---------------   ---------------

RETAILING -- 9.6%
CEC Entertainment Inc.*                                                    105,000   $     4,196,850
CarMax, Inc.*                                                              352,487        10,944,721
O'Reilly Automotive, Inc.*                                                 230,000        10,361,500
                                                                                     ---------------
                                                                                     $    25,503,071
                                                                                     ---------------
FINANCIAL -- 8.0%
Brown & Brown, Inc.                                                        105,000   $     4,572,750
Arthur J. Gallagher & Co.                                                  220,000         7,150,000
North Fork Bancorporation, Inc.                                            330,000         9,520,500
                                                                                     ---------------
                                                                                     $    21,243,250
                                                                                     ---------------
MATERIALS -- 3.4%
Engelhard Corporation                                                      292,500   $     8,970,975
                                                                                     ---------------
TRANSPORTATION -- 1.0%
Heartland Express, Inc.                                                     97,200   $     2,184,084
Knight Transportation, Inc.                                                 15,000           372,000
                                                                                     ---------------
                                                                                     $     2,556,084
                                                                                     ---------------

TOTAL COMMON STOCKS -- 79.8% (Cost $146,401,066)                                     $   212,178,740
                                                                                     ---------------

SHORT-TERM INVESTMENTS -- 19.8% (Cost $52,778,199)
Short-term Corporate Notes:
  General Electric Capital Corporation -- 1.75% 1/03/05            $    11,397,000   $    11,395,892
  Toyota Motor Credit Corporation -- 2.09% 1/04/05                      10,000,000         9,998,259
  Shell Finance (U.K.) P.L.C. -- 2.21% 1/06/05                           7,000,000         6,997,851
  AIG Funding, Inc. -- 2.31% 1/18/05                                    11,000,000        10,988,001
  International Lease Finance Corporation -- 2.31% 1/25/05               6,733,000         6,722,631
  General Electric Capital Services Corporation -- 2.28% 1/28/05         6,687,000         6,675,565
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS                                                         $    52,778,199
                                                                                     ---------------

TOTAL INVESTMENTS -- 99.6% (Cost $199,179,265)                                       $   264,956,939
Other assets less liabilities, net -- 0.4%                                                 1,139,704
                                                                                     ---------------
TOTAL NET ASSETS -- 100%                                                             $   266,096,643
                                                                                     ===============



* Non-income producing security

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2004



ASSETS
  Investments at value:
   Investment securities -- at market value
     (identified cost $146,401,066)                                $   212,178,740
   Short-term investments -- at amortized cost
     (maturities 60 day or less)                                        52,778,199   $   264,956,939
                                                                   ---------------
  Cash                                                                                           128
  Receivable for:
   Capital stock sold                                              $     1,607,134
   Dividends and accrued interest                                           61,194         1,668,328
                                                                   ---------------   ---------------
                                                                                     $   266,625,395

LIABILITIES
  Payable for:
   Capital stock repurchased                                       $       327,770
   Advisory fees and financial services                                    165,622
   Accrued expenses                                                         35,360           528,752
                                                                   ---------------   ---------------

NET ASSETS                                                                           $   266,096,643
                                                                                     ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share: authorized
   25,000,000 shares; outstanding 8,546,172 shares                                   $        85,462
  Additional Paid-in Capital                                                             199,427,659
  Accumulated net realized gain on investments                                               805,848
  Unrealized appreciation of investments                                                  65,777,674
                                                                                     ---------------

NET ASSETS                                                                           $   266,096,643
                                                                                     ===============

NET ASSET VALUE, REDEMPTION PRICE AND
  MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
  (net assets divided by shares outstanding)                                         $         31.14
                                                                                     ===============

Maximum offering price per share
  (100/94.75 of per share net asset value)                                           $         32.87
                                                                                     ===============



See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2004



INVESTMENT INCOME
   Interest                                                                          $       643,339
   Dividends                                                                               1,255,605
                                                                                     ---------------
                                                                                     $     1,898,944

EXPENSES -- Note 3:
   Advisory fees                                                   $     1,391,135
   Transfer agent fees and expenses                                        231,476
   Financial services                                                      206,329
   Reports to shareholders                                                  48,305
   Registration fees                                                        44,166
   Custodian fees and expenses                                              36,365
   Audit fees                                                               28,500
   Director's fees and expenses                                             19,235
   Legal fees                                                               12,495
   Other expenses                                                           21,456         2,039,462
                                                                   ---------------   ---------------
           Net investment loss                                                       $      (140,518)
                                                                                     ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
   Proceeds from sales of investment securities (excluding
     short-term investments with maturities of 60 days or less)    $    24,790,495
   Cost of investment securities sold                                   20,954,891
                                                                   ---------------
     Net realized gain on investments                                                $     3,835,604
Unrealized appreciation of investments:
   Unrealized appreciation at beginning of year                    $    35,923,528
   Unrealized appreciation at end of year                               65,777,674
                                                                   ---------------
     Increase in unrealized appreciation of investments                                   29,854,146
                                                                                     ---------------

           Net realized and unrealized gain on investments                           $    33,689,750
                                                                                     ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $    33,549,232
                                                                                     ===============



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                                    2004                               2003
                                                      --------------------------------    -------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss                                 $     (140,518)                     $    (398,396)
  Net realized gain on investments                         3,835,604                          5,941,386
  Net unrealized appreciation of investments              29,854,146                         29,393,253
                                                      --------------                      -------------
Increase in net assets resulting from operations                        $   33,549,232                     $   34,936,243

Distributions to shareholders from net realized
  capital gains                                                             (2,504,496)                        (5,800,940)

Capital Stock transactions:
  Proceeds from Capital Stock sold                    $   92,761,365                      $  68,468,149
  Proceeds from shares issued to shareholders
   upon reinvestment of dividends and
   distributions                                           2,110,483                          4,829,693
  Cost of Capital Stock repurchased                      (28,699,958)       66,171,890      (25,331,757)       47,966,085
                                                      --------------    --------------    -------------    --------------
Total increase in net assets                                            $   97,216,626                     $   77,101,388

NET ASSETS
Beginning of year                                                          168,880,017                         91,778,629
                                                                        --------------                     --------------

End of year                                                             $  266,096,643                     $  168,880,017
                                                                        ==============                     ==============

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold                                                 3,233,619                          2,726,602
Shares issued to shareholders upon
  reinvestment of dividends and distributions                                   69,151                            182,321
Shares of Capital Stock repurchased                                         (1,000,516)                        (1,162,599)
                                                                        --------------                     --------------
Increase in Capital Stock outstanding                                        2,302,254                          1,746,324
                                                                        ==============                     ==============



See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, these securities are valued at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

E.   Reclassification of Capital Accounts

         As of December 31, 2004, $140,518 of accumulated net losses were reclassified to undistributed net realized gains on investments in order to adjust for differences between income tax regulations and accounting principles generally accepted in the United States.

NOTE 2 -- PURCHASES AND TAX DIFFERENCES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $85,163,702 for the year ended December 31, 2004. Realized gains or losses are based on the specific identification method.

     All of the amounts reported in the financial statements at December 31, 2004 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation for all investments at December 31, 2004 for federal income tax and financial reporting purposes was $65,777,674.

     The distribution paid on December 23, 2004 was characterized as long-term capital gains for federal income tax purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended December 31, 2004, the Fund paid aggregate fees of $19,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is a retired partner of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- REDEMPTION FEE

     A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended December 31, 2004, the Fund collected $7,505 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 5 -- DISTRIBUTOR

     For the year ended December 31, 2004, FPA Fund Distributors, Inc. ("Distributor"), wholly owned subsidiary of the Adviser, received $114,779 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2004 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 16 for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Perennial Fund, Inc. for each of the two years in the period ended
December 31, 2001 were audited by other auditors whose report, dated
February 1, 2002, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
February 4, 2005

                            PART C. OTHER INFORMATION


ITEM 22.  FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial Statements (all included in Part B)


         Report of Independent Registered Public Accounting Firm


         Portfolio of Investments, December 31, 2004
         Statement of Assets and Liabilities, December 31, 2004

         Statement of Operations

               Year ended December 31, 2004

         Statement of Changes in Net Assets

               Year ended December 31, 2004
               Year ended December 31, 2003


All other financial statements and schedules are inapplicable.


Item 23. Exhibits


(a)(1)   The Articles of Incorporation were filed as Exhibit 1 to
         Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and are incorporated herein by reference.

(a)(2) Certificate of Amendment, dated November 29, 1983, to Articles of Incorporation was filed as Exhibit 1.1 to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(b)      Amended and Restated By-Laws were filed as Exhibit 2 to
         Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and are incorporated herein by reference.

(c) Specimen Common Stock Certificate was filed as Exhibit 4 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(d) Investment Advisory Agreement between Registrant and First Pacific Advisors, Inc. was filed as Exhibit (d) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(1) Distribution Agreement between Registrant and FPA Fund Distributors, Inc. was filed as Exhibit (e)(1) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(2) Specimen Selling Group Agreement was filed as Exhibit 5.1 to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(3)   Smith Barney Inc. Mutual Fund Dealer Agreement was filed as Exhibit
         6.2 to Post-Effective Amendment No. 14 of Registrant's Registration

         Statement on Form N-1A and is incorporated herein by reference.

(g)(1) Custodian Agreement between Registrant and State Street Bank and Trust Company was filed as Exhibit 7 Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(2) Amendment to the Custodian Contract, dated November 1, 1988, was filed as Exhibit 7.1 to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(3) Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit 7.2 to
         Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(4) Amendment to the Custodian Contract was filed as Exhibit 8.4 to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(5) Amendment to the Custodian Contract was filed as Exhibit 8.5 to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(6) Amendment to the Custodian Contract was filed as Exhibit (g)(6) to Post-Effective Amendment No. 20 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(h) State Street Bank and Trust Company Universal Individual Retirement Account Information Kit was filed as Exhibit 14.1 to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(i) Opinion and Consent of Counsel was filed as Exhibit (i) to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.


(j) Consent of Independent Registered Public Accounting Firm (filed as page C-8).


(n)(1) Code of Ethics of Registrant was filed as Exhibit (n)(1) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(n)(2) Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(2) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.



(n)(3) Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(3) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on
         Form N-1A and is incorporated herein by reference.

(n)(4)   Code of Ethics of Registrant.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 25.  INDEMNIFICATION.

Article VI, Section 2, of Registrant's By-Laws, filed as Exhibit (b) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permissible under the general laws of the State of Maryland, the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940; provided, however, that such indemnity shall not protect any such person against any liability to Registrant or any of its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. It is expected that Registrant will obtain from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

Insofar as indemnification of liability under the Securities Act may be permitted for directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, Inc., the investment adviser to Registrant ("Adviser"), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. ("Source"), a registered closed-end investment company; as investment adviser to FPA Capital Fund, Inc. ("Capital"), FPA New Income, Inc. ("New Income"), FPA Paramount Fund, Inc. ("Paramount") and FPA Funds Trust's FPA Crescent Fund ("Crescent"), each a registered open-end investment company; as sub-advisor to Masters Select Smaller Companies Fund, a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption "Directors and Officers of the Fund" in Part B hereof and as set forth below.


         NAME AND POSITION
           WITH ADVISER                         OTHER AFFILIATIONS (1)
        ------------------                      ------------------
   Robert L. Rodriguez,                         Director and officer of Capital
     Director, Principal,                       and New Income.
     Chief Executive Officer
     & Chief Investment Officer


                                      C-3

   J. Richard Atwood,                           (2)
     Director, Principal,
     Chief Operating Officer,
     Chief Financial Officer
     & Treasurer

   Eric S. Ende,                                (2)
    Senior Vice President

   Steven T. Romick,                            Trustee and officer of Crescent.
    Senior Vice President

   Christopher H. Thomas,                       (2)
     Vice President, Controller
     & Chief Compliance Officer

   Thomas H. Atteberry,                         Officer of New Income.
     Vice President

   Dennis M. Bryan,                             Officer of Capital.
     Vice President

   Rikard B. Ekstrand,                          ---
     Vice President

   Steven R. Geist,                             (2)
    Vice President

   Tina H. Kodama,                              ---
    Vice President

   Julian W.H. Mann,                            ---
     Vice President

   Stephen W. O'Neil,                           ---
     Vice President & Head Trader

   Sherry Sasaki,                               (2)
     Assistant Vice President
     & Secretary

   Marie McAvenia,                              ---
     Assistant Vice President


(1) The address of each company named is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2) A description of such person's other affiliations is given under the caption "Directors and Officers of the Fund" in Part B hereof.

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) FPA Fund Distributors, Inc., the principal underwriter for Registrant, acts as a principal underwriter for Capital, Crescent, New Income and Paramount but does not act as depositor or investment adviser for any investment company.
(b) The following information is furnished with respect to each director and officer of FPA Fund Distributors, Inc.


NAME AND PRINCIPAL               POSITIONS & OFFICES        POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH PRINCIPAL UNDERWRITER        WITH REGISTRANT
------------------------    ---------------------------    -----------------------
J. Richard Atwood (1)       President, Chief Executive     Treasurer
                            Officer, Chief Financial
                            Officer, Treasurer, Chief
                            Compliance Officer & Director

Robert L. Rodriguez (1)     Director                       ---

Christopher H. Thomas (1)   Vice President,                Assistant Treasurer
                            Controller & Director

Sherry Sasaki (1)           Secretary                      Secretary


(1)   11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

(c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of Registrant or an affiliated person of such an affiliated person, directly or indirectly, from Registrant during Registrant's last fiscal year.

Inapplicable.

ITEM 28.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

         SUBPARAGRAPH OF                     PHYSICAL POSSESSION
           RULE 31a-1                        OF REQUIRED RECORDS
         ---------------                     ---------------------
           (b)(2)(iv)                Boston Financial Data Services, Inc.,
                                     Shareholder Service Agent for Registrant**

           (b)(4)                    Sherry Sasaki,
                                     Secretary of Registrant*

           (f)                       First Pacific Advisors, Inc.,
                                     Investment Adviser to Registrant*

-----------

* 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064 ** P.O. Box 8115, Boston, Massachusetts 02266-8115

ITEM 29.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.


ITEMS 30.  UNDERTAKINGS.


Inapplicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 28th day of April, 2005.


                                         FPA PERENNIAL FUND, INC.


                                         By: /s/ ERIC S. ENDE
                                             --------------------------------
                                             Eric S. Ende, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


         SIGNATURE                          TITLE                     DATE
         ---------                          -----                     ----
/S/ ERIC S. ENDE
------------------------------            President             April 28, 2005
      Eric S. Ende                 (Principal Executive
                                           Officer)

/S/ J. RICHARD ATWOOD
------------------------------            Treasurer             April 28, 2005
     J. Richard Atwood               (Principal Financial
                                     Officer and Principal
                                      Accounting Officer)

/S/ WILLARD H. ALTMAN, JR.
------------------------------             Director             April 28, 2005
      Willard H. Altman, Jr.

/S/ ERIC S. ENDE
------------------------------             Director             April 28, 2005
      Eric S. Ende

/S/ A. ROBERT PISANO
------------------------------             Director             April 28, 2005
      A. Robert Pisano

      LEONARD MAUTNER*
------------------------------            Director              April 28, 2005
      Leonard Mautner

      LAWRENCE J. SHEEHAN*
------------------------------           Director               April 28, 2005
      Lawrence J. Sheehan

*By: /S/ ERIC S. ENDE
    --------------------------
    Eric S. Ende
    Attorney-in-Fact pursuant to Power-of- Attorney
    included as page C-7 on
    Registrant's Post-Effective Amendment
    No. 14 to the Registration Statement
    which was filed May 1, 1997.


 CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to (a) the use in this Post-Effective Amendment No. 23 to Registration Statement No. 2-87607 on Form N-1A of our report dated February 4, 2005 appearing in the Financial Statements which are included in Part B, the Statement of Additional Information of such Registration Statement and
(b) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

                                       /s/ Deloitte & Touche LLP

                                       Deloitte & Touche LLP



Los Angeles, California
April 28, 2005

                                 EXHIBIT INDEX

EXHIBIT
--------

99(n)(4)         Code of Ethics of Registrant.

(j)              Consent of Independent Registered Public Accounting Firm
                 (filed as page C-8).


                 All other applicable exhibits are incorporated herein by reference.